Other accounts payable (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Current
Mining royalties, interests and penalties 2006-2008	[1]	$ 36,113	$ 0
Other		4,069	3,619
Total current		$ 39,261	$ 55,305

[1]	Represents the current portion of payments under the installment program approved by SUNAT related to disputed mining royalties of US$14.9 million and interest and penalties of US$21.2 million (see Note 14(d)).